Exhibit 10.17

FS Investment Corporation

201 Rouse Boulevard

Philadelphia, PA 19112

March 16, 2018

ING Capital LLC, as Administrative Agent

1133 Avenue of the Americas

New York, NY 10036

and the Lenders (as defined below)

Re: FS Investment Corporation – Consent and Modification in relation to Transition Events

Ladies and Gentlemen,

Reference is hereby made to the Senior Secured Revolving Credit Agreement, dated as of April 3, 2014 (as amended by that certain Amendment No. 1 and Waiver to Senior Secured Revolving Credit Agreement, dated as of May 6, 2016, and by that certain Amendment No. 2 to Senior Secured Revolving Credit Agreement, dated as of March 16, 2017, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement), among FS INVESTMENT CORPORATION, a Maryland corporation (“us” or “we”), the several banks and other financial institutions or entities from time to time party to the Credit Agreement as lenders (the “Lenders”), and ING CAPITAL LLC, as administrative agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

FB Income Advisor, LLC (“FB Income Advisor”) currently provides investment advisory and administrative services to us pursuant to (a) the Amended and Restated Investment Advisory Agreement, dated July 17, 2014, by and between us and FB Income Advisor (the “Current Investment Advisory Agreement”) and (b) the Administration Agreement, dated April 16, 2014, by and between us and FB Income Advisor (the “Current Administration Agreement”). GSO / Blackstone Debt Funds Management LLC (“GDFM”) currently serves as our investment sub-advisor pursuant to the Investment Sub-Advisory Agreement, dated as of April 3, 2008, by and between GDFM and FB Income Advisor (the “Current Investment Sub-Advisory Agreement”).

On (i) December 11, 2017, we filed a current report with the U.S. Securities and Exchange Commission on Form 8-K (a copy of which is attached hereto as Exhibit A, the “Filing”) and (ii) January 18, 2018, we filed a definitive proxy report statement with the U.S. Securities and Exchange Commission on Schedule 14A (a copy of which is attached hereto as Exhibit B, the “Proxy”) announcing, among other things (collectively, the “Proposed Transition”), (a) GDFM’s intended resignation as our investment sub-advisor and termination of the Current Investment Sub-Advisory Agreement in April 2018 and (b) a proposed transition of our investment advisory services to a new joint venture relationship between affiliates of

Franklin Square Holdings, L.P. (“FS Investments”) and KKR Credit Advisors (US) LLC (“KKR”), which is proposed to ultimately take the form of a newly formed entity jointly operated by one or more affiliates of FS Investments and KKR (such proposed new joint investment advisor entity, the “Joint Advisor”).

In furtherance of the Proposed Transition, we, FB Income Advisor, KKR and the Joint Advisor have taken or intend to take one or more of the following actions, each as more fully described in the Filing and the Proxy and subject to the terms and conditions set forth in the applicable definitive documents (collectively and together with all other transactions reasonably necessary to achieve the Proposed Transition, the “Transition Events”):

(a)	the renewal of the Current Investment Advisory Agreement and the Current Administration Agreement for an additional one-year term commencing on December 10, 2017;

(b)	the entry into that certain Engagement Letter, dated as of December 13, 2017, by and among FB Income Advisor, other affiliated investment advisors, KKR and KKR’s broker-dealer affiliate (the “Sourcing and Administrative Services Agreement”);

(c)	the entry into an interim investment advisory agreement that meets the applicable requirements of Rule 15a-4 under the Investment Company Act by and between us and KKR, substantially in the form of that certain Interim Investment Advisory Agreement by and between us and KKR delivered to the Administrative Agent by us on January 18, 2018 (the “Interim Advisory Agreement”);

(d)	the termination of the Current Investment Sub-Advisory Agreement;

(e)	the entry into investment advisory and/or administration agreements by and between us and one or each of FB Income Advisor and/or KKR, substantially in the form of (i) that certain Investment Advisory Agreement between us and FB Income Advisor, attached as Exhibit A to the Proxy and (ii) that certain Investment Advisory Agreement between us and KKR, attached as Exhibit B to the Proxy (together, the “Co-Advisory Agreements”);

(f)	the entry into investment advisory and/or administration agreements by and between us and the Joint Advisor, substantially in the form of that certain Investment Advisory Agreement between us and FS/KKR Advisor, LLC, attached as Exhibit C to the Proxy (the “Joint Advisor Advisory Agreement”);

(g)	the resignation of GDFM as our investment sub-advisor;

(h)	the provision by KKR and/or KKR’s broker-dealer affiliate of certain origination, administrative and other services to FB Income Advisor;

(i)	FB Income Advisor and KKR serving as our co-investment advisors (“Co-Advisory Status”);

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(j)	the Joint Advisor serving as our investment advisor (“Joint Advisory Status”);

(k)	upon or after the effectiveness of Joint Advisory Status, the resignation of FB Income Advisor as our investment advisor or the resignation of FB Income Advisor and/or KKR as our co-investment advisors, as applicable;

(l)	changes to the size and composition of our board of directors; and/or

(m)	the receipt by one or more of FB Income Advisor, KKR and/or the Joint Advisor of management and/or incentive fees from us in connection with or arising from any of the foregoing.

One or more of the Transition Events may require your consent under the Credit Agreement and the other Loan Documents. Accordingly, we hereby request your consent under the Credit Agreement and the other Loan Documents to the undertaking of one or more of the Transition Events, and the Lenders signatory hereto and the Administrative Agent hereby so consent on the terms and subject to the conditions contained in this consent and modification letter.

Effective as of the date hereof, and subject to the terms and conditions set forth herein, you hereby consent to the following (items (1) through (4) collectively, the “Consent”):

1. The resignation of GDFM as our sub-advisor and the termination of the Current Investment Sub-Advisory Agreement; provided that,

a. the definition of “Advisory Fees” in Section 1.01 of the Credit Agreement shall be amended by deleting “and/or the Sub-Advisor”;

b. the definition of “Sub-Advisor” in Section 1.01 of the Credit Agreement shall be amended by deleting such definition in its entirety; and

c. clause (n) of Article VII shall be amended by deleting subclause (i) in its entirety.

2. The entry into one or more of the Sourcing and Administrative Services Agreement, the Interim Advisory Agreement, the Co-Advisory Agreements and/or the Joint Advisor Advisory Agreement; provided that (x) any of the Interim Advisory Agreement, the Co-Advisory Agreements or the Joint Advisory Agreements, once entered into, shall be deemed an “Affiliate Agreement” for all purposes under the Credit Agreement; provided that, for the purposes of Section 6.11(b) of the Credit Agreement, we may freely terminate one or both of the Interim Advisory Agreement and/or the Co-Advisory Agreements to the extent such termination is in connection with the effectiveness of Co-Advisory Status or Joint Advisory Status, as applicable and (y) any base management fees and incentive fees due and owing by the Borrower or any other Obligor to the Investment Advisor under any of the Interim Advisory Agreement, the Co-Advisory Agreements and/or the Joint Advisor Advisory Agreement shall be deemed “Advisory Fees” under the Credit Agreement (other than any incentive fee on unrealized gains unless and until such gain is realized or otherwise required to be paid pursuant to the terms of the applicable investment advisory agreement).

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3. The entry into the Co-Advisory Status pursuant to the Co-Advisory Agreements; provided that, upon entry into any such status,

a. the definition of “Investment Advisor” in Section 1.01 of the Credit Agreement shall be deemed to be: “(x) FB Income Advisor, LLC, a Delaware limited liability company, or an Affiliate thereof, in each case so long as it is a Controlled Affiliate of Franklin Square Holdings, L.P. and (y) KKR Credit Advisors (US) LLC or an Affiliate thereof, in each case so long as it is a Controlled Affiliate of KKR & Co. LP, as co-advisors”;

b. each reference to “Affiliate” in Sections 3.17, 3.19 and 5.02(b) of the Credit Agreement shall be deemed to be a reference to “Affiliate (other than KKR or any of its Affiliates (except the Investment Advisor) to the extent such entity satisfies the definition of “Affiliate” solely as a result of the entry into the Co-Advisory Status)”;

c. clause (vii) of Section 6.08 of the Credit Agreement shall be deemed to be a reference to “transactions with one or more Affiliates permitted by (i) the exemptive relief order (Release No. 30548) dated June 4, 2013 granted by the SEC to the Borrower (the “FS Order”) or (ii) the exemptive relief order (Release No. 32683) dated June 19, 2017 granted by the SEC to Corporate Capital Trust, Inc., et al. (the “KKR Order”), as either may be amended from time to time, and any future exemptive relief order granting relief to the Borrower from the same provisions of, and rules promulgated under, the Investment Company Act of 1940 as the FS Order and/or the KKR Order, in each case on substantially similar terms;

d. the reference to “FB Income Advisor LLC (so long as it is a Controlled Affiliate of Franklin Square Holdings, L.P.)” in clause (n) of Article VII of the Credit Agreement shall be deemed to be a reference to “both FB Income Advisor LLC or one of its Affiliates (in each case, so long as it is a Controlled Affiliate of Franklin Square Holdings, L.P.) and KKR Credit Advisors (US) LLC or one of its Affiliates (in each case, so long as it is a Controlled Affiliate of KKR & Co. LP)”;

e. the definition of “Information” in Section 9.13 of the Credit Agreement shall be deemed to also include information received from the Investment Advisor relating to the Investment Advisor, the Borrower, any of its Subsidiaries, any of their respective businesses or any Portfolio Investment (including its Value), other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to the disclosure by the Investment Advisor;

f. (i) the reference to “an Exemptive Order” in paragraph 6 of Schedule 1.01(d) of the Credit Agreement shall be deemed to be a reference to “the FS Order” and (ii) paragraph 6 of Schedule 1.01(d) of the Credit Agreement shall not apply to any Investment that (x) is made in accordance with the KKR Order or (y) KKR or any of its Affiliates, or any entity advised by any of KKR or any of its Affiliates, owned or managed immediately prior to the first date on which KKR or any of its Affiliates would be deemed an “Affiliate” under the Credit Agreement (the “KKR Affiliation Date”);

g. a Portfolio Investment shall be deemed to be eligible for purposes of paragraph 19 of Schedule 1.01(d) of the Credit Agreement, so long as (x) (i) such Portfolio Investment is held by the Borrower as of the date hereof and (ii) KKR or its Affiliates owns or controls more than 25% of the voting Equity Interests of such Portfolio Investment or (y) such Portfolio Investment is made in accordance with the KKR Order.

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4. The entry into the Joint Advisory Status pursuant to the Joint Advisor Advisory Agreement and, upon or after entry into any such status, the resignation of FB Income Advisor as our investment advisor or the resignation of FB Income Advisor and/or KKR as our co-investment advisors, as applicable; provided that, upon entry into any such status,

a. the definition of “Investment Advisor” in Section 1.01 of the Credit Agreement shall be deemed to be “FS/KKR Advisor, LLC (so long as it is jointly managed by (i) Franklin Square Holdings, L.P. and/or one or more of its Controlled Affiliates and (ii) KKR & Co. LP and/or one or more of its Controlled Affiliates)”;

b. each reference to “Affiliate” in Sections 3.17, 3.19 and 5.02(b) of the Credit Agreement shall be deemed to be a reference to “Affiliate (other than KKR or any of its Affiliates (except the Investment Advisor) to the extent such entity satisfies the definition of “Affiliate” solely as a result of the entry into the Co-Advisory Status and/or the Joint Advisory Status)”;

c. clause (vii) of Section 6.08 of the Credit Agreement shall be deemed to be a reference to “transactions with one or more Affiliates permitted by (i) the exemptive relief order (Release No. 30548) dated June 4, 2013 granted by the SEC to the Borrower (the “FS Order”), (ii) the exemptive relief order (Release No. 32683) dated June 19, 2017 granted by the SEC to Corporate Capital Trust, Inc., et al. (the “KKR Order”) or (iii) an exemptive relief order to be obtained from the U.S Securities and Exchange Commission that would permit the Borrower to co-invest in privately negotiated investment transactions with certain accounts managed by KKR, which relief shall be on substantially similar terms to the FS Order and/or the KKR Order (the “Joint Advisor Exemptive Order”), as any may be amended from time to time, and any future exemptive relief order granting relief to the Borrower from the same provisions of, and rules promulgated under, the Investment Company Act of 1940 as the FS Order or the Joint Advisor Exemptive Order, in each case on substantially similar terms;

d. the reference to “FB Income Advisor LLC (so long as it is a Controlled Affiliate of Franklin Square Holdings, L.P.)” in clause (n) of Article VII of the Credit Agreement shall be deemed to be a reference to “FS/KKR Advisor, LLC (so long as it is jointly managed by (i) Franklin Square Holdings, L.P. and/or one or more of its Controlled Affiliates and (ii) KKR & Co. LP and/or one or more of its Controlled Affiliates)”;

e. the definition of “Information” in Section 9.13 of the Credit Agreement shall be deemed to also include information received from the Investment Advisor relating to the Investment Advisor, the Borrower, any of its Subsidiaries, any of their respective businesses or any Portfolio Investment (including its Value), other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to the disclosure by the Investment Advisor;

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f. (i) the reference to “an Exemptive Order” in paragraph 6 of Schedule 1.01(d) of the Credit Agreement shall be deemed to be a reference to “the FS Order” and (ii) paragraph 6 of Schedule 1.01(d) of the Credit Agreement shall not apply to any Investment that (x) is made in accordance with the KKR Order or the Joint Advisor Exemptive Order or (y) KKR or any of its Affiliates, or any entity advised by any of KKR or any of its Affiliates, owned or managed immediately prior to the KKR Affiliation Date; and

g. a Portfolio Investment shall be deemed to be eligible for purposes of paragraph 19 of Schedule 1.01(d) of the Credit Agreement, so long as (x) (i) such Portfolio Investment is held by the Borrower as of the date hereof and (ii) KKR or its Affiliates owns or controls more than 25% of the voting Equity Interests of such Portfolio Investment or (y) such Portfolio Investment is permitted under the Joint Advisor Exemptive Order.

The Consent will remain effective (i) during the eighteen (18) month period following the date hereof, so long as one of either the Sourcing and Administrative Services Agreement or the Interim Advisory Agreement is in full force and effect at such time or (ii) at any time, if one of either the Co-Advisory Status or Joint Advisory Status has become effective.

Additionally, you and we hereby agree, upon the effectiveness of Co-Advisory Status or Joint Advisory Status (or earlier upon the request of the Administrative Agent or us), to take such actions (including entering into mutually agreeable amendments, supplements or other modifications to the Loan Documents) that are reasonably requested by the Administrative Agent or us to document the advisory relationship and the other matters contemplated in this consent and modification letter and to otherwise effectuate the purposes and objectives of this consent and modification letter, in each case, on a going-forward basis.

To induce the other parties hereto to enter into this consent and modification letter, the Borrower represents and warrants to the Administrative Agent and each Lender that, as of the date hereof and after giving effect to this consent and modification letter, (i) the representations and warranties set forth in Article 3 of the Credit Agreement and each other Loan Document are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the date hereof or, as to any such representations and warranties that refer to a specific date, as of such specific date, with the same effect as though made on the date hereof and (ii) no Default or Event of Default has occurred or is continuing.

Except as expressly modified hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents and the Liens granted thereunder shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The consents and modifications set forth herein shall be limited precisely as provided for herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower. Upon and after the execution of this consent and modification letter by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

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The contemporaneous exchange and release of executed signature pages by each of the Persons contemplated to be a party hereto shall render this consent and modification letter effective. This consent and modification letter may not be amended or any provision hereof or thereof waived or modified except by an instrument in writing signed by each of the parties hereto. This consent and modification letter may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This consent and modification letter constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of this consent and modification letter by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this consent and modification letter.

THIS CONSENT AND MODIFICATION LETTER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS CONSENT AND MODIFICATION LETTER OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS CONSENT AND MODIFICATION LETTER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

The provisions of Sections 9.01, 9.07, 9.09 and 9.12 of the Credit Agreement are hereby incorporated by reference mutatis mutandis as if fully set forth herein.

[Signature pages follow]

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If you are in agreement with the foregoing, please sign and return the enclosed counterpart of this consent and modification letter.

FS INVESTMENT CORPORATION, as Borrower

By:	/s/ William Goebel
Name: William Goebel
Title: Chief Financial Officer

[Consent and Modification Letter]

ING CAPITAL LLC, as Administrative Agent and a Lender

By:	/s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director

By:	/s/ Dominik Breuer
Name: Dominik Breuer
Title: Vice President

[Consent and Modification Letter]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Derek Miller
Name: Derek Miller
Title: Vice President

[Consent and Modification Letter]

CIT FINANCE LLC, as a Lender

By:	/s/ Robert L. Klein
Name: Robert L. Klein
Title: Director

[Consent and Modification Letter]

COMERICA BANK, as a Lender

By:	/s/ Timothy O’Rourke
Name: Timothy O’Rourke
Title: Vice President

[Consent and Modification Letter]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

[Consent and Modification Letter]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Myles Bae
Name: Myles Bae
Title: Senior Vice President

[Consent and Modification Letter]

MIZUHO BANK, LTD., as a Lender

By:	/s/ James Fayen
Name: James Fayen
Title: Managing Director

[Consent and Modification Letter]

STATE STREET BANK AND TRUST COMPANY, as a Lender

By:	/s/ Emma Wallace
Name: Emma Wallace
Title: Managing Director

[Consent and Modification Letter]

Exhibit A

[See Attached]

Exhibit B

[See Attached]